FOURTH AMENDMENT TO FONTANA PROPERTY LEASE This FOURTH AMENDMENT TO FONTANA PROPERTY LEASE (the “Fourth Amendment”) is made and entered into and effective as of the 7th of November, 2022 (the “Fourth Amendment Effective Date”) by and between ALIARON INVESTMENTS, LTD., LIMITED PARTNERSHIP, a California limited partnership (formerly known as Kristra Investments, Ltd., Limited Partnership) (“Landlord”), and TUTOR PERINI CORPORATION, a Massachusetts corporation (“Tenant”). (Each individual party may be referred to herein as a “Party” and collectively hereinafter in this Fourth Amendment, the “Parties”). W I T N E S S E T H: WHEREAS, Landlord and Tenant are parties to that certain Fontana Property Lease, dated and effective as of June 1, 2014, as amended by that certain First Amendment to Commercial Lease Agreement, dated and effective as of October 7, 2020, as further amended by that certain Second Amendment to Fontana Property Lease, dated and effective as of December 28, 2020 (the “Second Amendment”), and as further amended by that certain Third Amendment to Fontana Property Lease, dated and effective as of February 19, 2021 (as so amended, the “Original Lease”), for the lease of the Premises (as defined in the Original Lease); WHEREAS, concurrently with the execution of this Fourth Amendment, Landlord and Tenant have entered into that certain Agreement of Sale and Purchase (the “Purchase Agreement”) pursuant to which Aliaron Palmdale Investments LLC, a Delaware limited liability company and an affiliate of Landlord (“Palmdale Owner”), has agreed to sell to Tenant, and Tenant has agreed to purchase from Palmdale Owner, certain real property located in Palmdale, California (the “Palmdale Property”), for the purpose, among other things, of the construction and development by Tenant of certain improvements thereon and, upon the completion thereof, the relocation of Tenant’s property and business operations from the Premises to the Palmdale Property (the “Tenant Relocation”); and WHEREAS, the Parties desire by this instrument to further amend the Original Lease in accordance with those certain modifications as more particularly set forth herein. NOW, THEREFORE, the Parties in consideration of the mutual promises and agreements set forth herein, and intending to be legally bound, on behalf of themselves and their respective successors and assigns, do hereby agree as follows: 1. Recitals and Definitions. a. Recitals. Landlord and Tenant incorporate the above recitals into this Fourth Amendment and affirm such recitals are true and correct. a. Definitions. Each capitalized term used in this Fourth Amendment shall have the same meaning as is ascribed to such capitalized term in the Original Lease unless expressly otherwise provided for herein. As of the Fourth Amendment Effective Date and for the purposes of this Fourth Amendment, the Original Lease, as amended hereby, shall mean, and be referred to as, the “Lease”. Exhibit 10.20

2 2. Amendments: The Original Lease shall be amended as follows: a. Rent. Landlord and Tenant hereby acknowledge and agree that Tenant has paid all Base Rent (as defined in the Original Lease) and additional rent that Tenant is obligated to pay under the Original Lease for the period commencing on June 1, 2014 and continuing through and until October 31, 2022. The Original Lease is hereby amended by deleting Section 3(A) (including, without limitation, as amended in Section 2(c) of the Second Amendment) therefrom in its entirety and inserting the following in lieu thereof: “A. Base Rent. For the period commencing on November 1, 2022, and continuing through and until the termination of this Lease, Tenant shall pay to Landlord the monthly lease rate of One Hundred Ninety Thousand Dollars ($190,000) for the Leased Premises (“Base Rent”), without increase or adjustment. Each installment payment shall be due in advance on the first day of each calendar month during the Lease by Tenant to Landlord at 15901 Olden Street, Sylmar, California 91342, or at such other place designated by written notice from Landlord or Tenant. In the event this Lease terminates on a day other than the last day of the month in which such termination date occurs, the Base Rent payable for such month shall be prorated as of the termination date (and Landlord shall pay any amounts over-collected on account of such proration promptly to Tenant).” b. Term. The Original Lease is hereby amended by deleting Section 2 (including, without limitation, as amended in Section 2(b) of the Second Amendment) therefrom in its entirety and inserting the following in lieu thereof: “2. Term. The term of this Lease shall commence on June 1, 2014 and shall end, and be of no further force or effect, as of the earliest to occur of: (a) July 31, 2038; (b) the date, on or following the date on which the Tenant Relocation concludes, that Tenant surrenders the Leased Premises to Landlord, if and when such date may occur; and (c) the earlier termination of this Lease pursuant to the terms hereof.” c. Right of First Refusal. The Original Lease is hereby amended by deleting Section 30 therefrom in its entirety. Tenant hereby (i) forever waives the right of first refusal to purchase the Leased Premises, as more particularly set forth in Paragraph 30 of the Fontana Lease (the “Right of First Refusal”), (ii) agrees to never assert the Right of First Refusal against any person or entity, including, without limitation, Landlord and any prospective purchaser of the Leased Premises,

3 and (iii) agrees to make, execute and deliver an estoppel certificate as Landlord may reasonably request, in form reasonably acceptable to Tenant, to effectuate the provisions and intent of this waiver. Landlord acknowledges and agrees that, notwithstanding the foregoing waiver, nor any other terms set forth in the Lease, Tenant continues to hold the leasehold interest granted to it under the Lease (as amended hereby) and all rights incident thereto, including, without limitation, the right to the quiet enjoyment, use and possession of the Premises during the term of the Lease; and Landlord hereby covenants that Landlord shall not, and shall not permit any other Person (including, without limitation, any successors or assigns of Landlord that may acquire the Property) to, disclaim or reject such rights and interests of Tenant, nor eject Tenant from the Property, prior to the expiration of the Lease pursuant to Section 2 of the Lease (as amended hereby). 3. Miscellaneous. a. Full Force and Effect. Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Original Lease shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of the Original Lease. b. Conflict. In the event of any conflict between the terms of this Fourth Amendment and the Original Lease, the terms of this Fourth Amendment shall control and govern and the provisions of the Original Lease are to be construed in light of the intent of this Fourth Amendment. c. Entire Agreement. This Fourth Amendment sets forth the entire agreement between the Parties regarding the matters set forth herein, superseding all prior agreements and understandings, written and oral, and may not be changed, modified or cancelled orally. d. Governing Law. This Fourth Amendment shall be governed by and construed in accordance with the laws of the State of California, without regard to any conflicts of law provisions thereof. e. Further Action. Each Party to this Fourth Amendment shall execute all instruments and documents and take such further action as may be reasonably required to effectuate the purpose of this Fourth Amendment. f. Modification; Amendment: This Fourth Amendment may be modified or amended only by a writing executed by the Parties hereto.

4 g. Counterparts Electronic Signatures. This Fourth Amendment may be executed in multiple counterparts (including electronic PDF or facsimile counterparts), each of which shall be deemed an original, and all such counterparts shall together constitute one and the same instrument. h. Severability. The invalidity of any portion of this Fourth Amendment shall not have any effect on the balance thereof. A signed copy of this Fourth Amendment transmitted by facsimile, email, DocuSign or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original executed copy of this Fourth Amendment for all purposes i. No Broker. Each of Tenant and Landlord represents to the other that it has not dealt with any brokers in connection with this Fourth Amendment and that no broker negotiated this Fourth Amendment or is entitled to any commission in connection herewith. Each Party agrees to indemnify, defend and hold the other harmless from and against all claims, demands, actions, liabilities, damages, costs and expenses (including, reasonable attorneys’ fees) arising from any claim for a fee or commission made by any broker claiming to have acted by or on behalf of the indemnifying Party in connection with this Fourth Amendment. The foregoing indemnity shall survive the expiration or termination of the Lease. [SIGNATURE PAGE FOLLOWS]